John Hancock Funds II

International Value Fund (the fund)

Supplement dated September 20, 2019 to the current prospectus (the prospectus), as may be supplemented

Effective immediately, Christopher Peel is added as portfolio manager of the fund. Peter A. Nori and Christopher Peel are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

The following replaces in its entirety the subadvisor information in the summary section of the prospectus for this fund under the heading “Investment management” effective immediately:

Investment management

Investment Advisor John Hancock Investment Management LLC

Subadvisor Templeton Investment Counsel, LLC

Sub-Subadvisor Templeton Global Advisors Limited

Additionally, the following replaces in its entirety the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Peter A. Nori, CFA Executive Vice President, Portfolio Manager and Research Analyst Managed the fund since 2006	Christopher Peel, CFA Senior Vice President, Portfolio Manager and Research Analyst Managed the fund since 2019

The following information relating to Mr. Peel is added to the portfolio manager information in the “Subadvisory arrangements and management biographies” section of the prospectus under the heading “Templeton Investment Counsel, LLC.” Mr. Peel is now listed as a Portfolio Manager of the fund.

Fund	Portfolio Managers
International Value Fund	Peter A. Nori, CFA Christopher Peel,CFA

•	Christopher Peel, CFA. Senior Vice President, Portfolio Manager, Research Analyst, Templeton Global Equity Group (TGEG). Christopher Peel is a senior vice president, research analyst and portfolio manager for the Templeton Global Equity Group. Mr. Peel is lead portfolio manager for Templeton Foreign Fund and several other funds with similar mandates, including the Templeton World Fund and Templeton Growth Fund Inc. Over the last decade as a Templeton equity analyst, Mr. Peel has had research responsibility for a range of industries and countries including coverage of commercial services, software, IT services, energy equipment and services, integrated oils and the UK and Ireland. Mr. Peel currently has research responsibilities for global energy and is the energy sector team leader. He joined Templeton in 2007.

You should read this supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II

International Value Fund (the fund)

Supplement dated September 20, 2019 to the current Statement of Additional Information (the SAI), as may be supplemented

Effectively immediately, Christopher Peel is added as portfolio manager of the fund. Peter A. Nori and Christopher Peel are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Templeton Investment Counsel, LLC (Templeton).

TEMPLETON INVESTMENT COUNSEL, LLC (subadvisor)

TEMPLETON GLOBAL ADVISORS LIMITED (sub-subadvisor)

International Value Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Peter A. Nori, CFA and Christopher Peel, CFA, are jointly and primarily responsible for the day to-day management of the fund’s portfolio.

The following table reflects information regarding other accounts for which the portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.

The following table reflects information as of July 31, 2019:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Christopher Peel	6	$20,380.6	3	$628.8	1	$123.3

The portfolio manager listed above does not manage accounts that pay fees based upon performance.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of July 31, 2019. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Name	Dollar Range of Shares Owned[1]
Christopher Peel	None

1 As of July 31, 2019, Mr. Peel did not beneficially own shares of the fund.

You should read this supplement in conjunction with the SAI and retain it for future reference.